Brian Smith
ESI
503-672-5760
smithb@esi.com

ESI Announces Strong Third Quarter Fiscal 2018 Results

PORTLAND, Ore. – January 31, 2018 – Electro Scientific Industries, Inc. (NASDAQ:ESIO), an innovator of laser-based manufacturing solutions for the microtechnology industry, today announced results for its fiscal 2018 third quarter ended December 30, 2017. Financial measures are provided on both a GAAP and a non-GAAP basis. Non-GAAP results exclude the impact of purchase accounting, equity compensation, restructuring, and other items shown in the non-GAAP reconciliation table below.
Third quarter revenue was $110.8 million, compared to $33.8 million in the third quarter of last fiscal year. GAAP net income was $34.0 million or $0.94 per diluted share, compared to a net loss of $9.7 million or $0.29 per share one year ago. On a non-GAAP basis net income was $35.6 million or $0.99 per diluted share, compared to net loss of $7.6 million or $0.23 per share in the prior year's third quarter.
Michael Burger, ESI's president and CEO, stated, “We delivered another quarter of excellent financial results. I’m particularly proud of the entire ESI team as they demonstrated the power of our highly scalable cost model by shipping a record amount of product, resulting in dramatic increases in revenue and profitability. Our non-GAAP gross margin rate of nearly 49% enabled adjusted operating margin of over 32% and adjusted quarterly earnings of nearly $1.00 per share."
Total orders for the quarter were $134.0 million, compared to $44.1 million one year ago and $128.9 million in the prior quarter. Burger continued, "Bookings more than tripled year over year as increasingly complex consumer electronics have driven an expansion of the flexible circuit content per device,

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ESI Announces Third Quarter Fiscal 2018 Results

requiring flexible circuit manufacturers to add capacity of our industry-leading laser drilling products."
GAAP gross margin was 48.0%, compared to 33.9% in the third quarter of last year, on significantly higher revenues. Operating expense was $19.9 million, down from $21.5 million last year, as a result of our now-completed cost reduction activities that were partially offset in the quarter by higher volume-related variable expenses. Operating income was $33.2 million, or 30% of revenue, compared to a loss of $10.1 million in last year's third quarter.
Balance Sheet and Cash Flow
At quarter end, total cash, restricted cash and current investments increased to $100.2 million. The company generated $15.1 million of cash from operations during the quarter. Sequentially, and as a result of our increased production and shipment levels, inventories increased by $13.1 million to $74.5 million, and accounts receivable increased by $28.0 million to $75.7 million. Inventory turnover improved to 3.4 times and days sales outstanding remained relatively steady at 62 days.
Fourth Quarter 2018 Outlook
Based on current market and backlog conditions, revenues for the fourth quarter of fiscal 2018 are expected to be between $95 and $110 million. Non-GAAP earnings per diluted share is expected to be $0.75 to $0.95.
Burger concluded, "Similar to other capital equipment providers, our visibility of specific demand levels beyond the first quarter of fiscal 2019 remains limited. That said, we believe the underlying technology trends for our products will drive long-term growth in our targeted markets, and our business model should translate the incremental revenue into leveraged earnings growth."
The company will hold a conference call today at 5:00 p.m. ET. The session will include a review of the financial results, operational performance and business outlook, and also a question and answer period. The conference call can be accessed by calling 888-339-2688 (domestic participants) or

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com

ESI Announces Third Quarter Fiscal 2018 Results

617-847-3007 (international participants). The conference ID number is 24885109. A live audio webcast can be accessed at www.esi.com.
Discussion of Non-GAAP Financial Measures
In this press release, we have presented financial measures which have not been determined in accordance with generally accepted accounting principles (GAAP) and are therefore non-GAAP financial measures. Non-GAAP, or adjusted, financial measures exclude the impact of purchase accounting, equity compensation, restructuring, and other items. We believe that this presentation of non-GAAP financial measures allows investors to assess the company’s operating performance by comparing it to prior periods on a more consistent basis. We have included a reconciliation of various non-GAAP financial measures to those measures reported in accordance with GAAP. Because our calculation of non-GAAP financial measures may differ from similar measures used by other companies, investors should be careful when comparing our non-GAAP financial measures to those of other companies.
About ESI
ESI enables our customers to commercialize technology using precision laser processes. ESI’s solutions produce the industry’s highest quality and throughput, and target the lowest total cost of ownership. ESI is headquartered in Portland, Oregon, with global operations and subsidiaries in Asia, Europe and North America. More information is available at www.esi.com.

Forward-Looking Statements
The statements contained in this press release that are not statements of historical fact, including our expected financial results for the fiscal 2018 fourth quarter and fiscal 2019 first quarter, our projections for orders and backlog, anticipated technology trends, the ability of our business model to translate incremental revenue into leveraged earnings growth, and other statements containing the words “believes”, “expects”, “anticipates,” “continue,” “will,” “may,” "should," and similar words, constitute forward-looking statements that are subject to a number of risks and uncertainties. These forward-looking statements are based on information available to us on the date of this release and we undertake no obligation to update these forward-looking statements for any reason. Actual results may differ materially from those in the forward-looking statements. Risks and uncertainties that may affect the forward-looking statements include those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as: the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; risks related to the relative strength and volatility of the

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ESI Announces Third Quarter Fiscal 2018 Results

electronics industry; the volatility associated with the industries we serve which includes the relative level of capacity and demand, and financial strength of the manufacturers; the risk that customer orders may be canceled or delayed, including as a result of any shipment delays; our ability to respond promptly to customer requirements; the risk, especially at heightened production levels, that we may not be able to ship products on the schedule required by customers, whether as a result of production delays, supply delays, or otherwise; our ability to develop, manufacture and successfully deliver new products and enhancements; the risk that customer acceptance of new or customized products may be delayed; the risk that large orders and related revenues may not be repeated; our ability to create and sustain intellectual property protection around our products; the risk that competing or alternative technologies could reduce demand for our products; the risk that we may not be successful in penetrating new or adjacent markets; the risk that our new products may not gain acceptance in the marketplace; the risk that new products may not be introduced to the market in the anticipated time frame or at all; foreign currency fluctuations; the risk that duties or tariffs could be imposed or increased on goods imported or exported by us; the risk of timing of shipments or increased costs related to licenses for goods exported by us; the risk that changes to policies regarding immigration and visits to the United States could negatively impact our ability to hire or retain and train qualified personnel or our ability to operate internationally on an integrated basis; our ability to utilize recorded deferred tax assets; taxes, interest or penalties resulting from tax audits; and changes in tax laws or the interpretation of such tax laws.

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ESI Announces Third Quarter Fiscal 2018 Results

ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
Third Quarter Fiscal 2018 Results
Condensed Consolidated Statements of Operations
(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
(In thousands, except per share data)	Dec 30, 2017	Sep 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
Net sales:
Systems	$99,418	$60,316	$25,427	$221,827	$85,069
Services	11,422	10,651	8,352	32,664	26,036
Total net sales	110,840	70,967	33,779	254,491	111,105
Cost of sales:
Systems	52,502	38,179	17,283	132,107	53,851
Services	5,182	6,256	5,048	16,276	14,018
Total cost of sales	57,684	44,435	22,331	148,383	67,869
Gross profit	53,156	26,532	11,448	106,108	43,236
Gross margin	48.0%	37.4%	33.9%	41.7%	38.9%
Operating expenses:
Selling, general and administrative	11,040	11,648	13,280	35,496	38,917
Research, development and engineering	8,165	8,274	7,868	25,373	23,258
Restructuring costs	706	2,162	321	4,079	321
Acquisition and integration costs	—	—	31	—	366
Total operating expenses	19,911	22,084	21,500	64,948	62,862
Operating income (loss)	33,245	4,448	(10,052)	41,160	(19,626)
Non-operating income (expense):
Interest and other income (expense), net	789	(229)	34	376	162
Total non-operating income (expense)	789	(229)	34	376	162
Income (loss) before income taxes	34,034	4,219	(10,018)	41,536	(19,464)
(Benefit from) provision for income taxes	61	(41)	(325)	401	22
Net income (loss)	$33,973	$4,260	$(9,693)	$41,135	$(19,486)
Net income (loss) per share - basic	$0.99	$0.13	$(0.29)	$1.22	$(0.60)
Net income (loss) per share - diluted	$0.94	$0.12	$(0.29)	$1.16	$(0.60)

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ESI Announces Third Quarter Fiscal 2018 Results

Electro Scientific Industries, Inc.
Third Quarter Fiscal 2018 Results
Condensed Consolidated Balance Sheets
(Unaudited)

(In thousands)	Dec 30, 2017	Sep 30, 2017	Apr 1, 2017
Assets
Current assets:
Cash and cash equivalents	$62,251	$47,973	$56,642
Short-term investments	36,824	32,802	5,743
Trade receivables, net	75,674	47,565	40,494
Inventories	74,502	61,423	58,942
Shipped systems pending acceptance	5,780	7,765	5,713
Other current assets	5,116	5,309	6,180
Total current assets	260,147	202,837	173,714
Non-current assets:
Property, plant and equipment, net	19,732	18,874	21,619
Goodwill	2,626	2,626	3,027
Acquired intangible assets, net	5,525	5,883	6,564
Income taxes receivable	935	—	—
Other assets(1)	17,339	17,819	19,821
Total assets	$306,304	$248,039	$224,745
Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$38,577	$24,378	$21,213
Accrued liabilities	40,391	32,050	22,186
Deferred revenue	11,982	15,782	14,712
Total current liabilities	90,950	72,210	58,111
Non-current liabilities
Long-term debt	12,875	12,982	13,489
Income taxes payable	1,587	1,285	1,036
Other liabilities	10,085	7,956	7,578
Total liabilities	115,497	94,433	80,214
Shareholders' equity:
Preferred and common stock	211,330	208,670	207,152
Accumulated deficit	(20,273)	(54,246)	(61,407)
Accumulated other comprehensive loss	(250)	(818)	(1,214)
Total shareholders' equity	190,807	153,606	144,531
Total liabilities and shareholders' equity	$306,304	$248,039	$224,745
End of period shares outstanding	34,309	34,067	33,260

(1)	Included in Other assets is long-term restricted cash of $1.1 million each on Dec 30, 2017, Sep 30, 2017 and Apr 1, 2017.

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ESI Announces Third Quarter Fiscal 2018 Results

Electro Scientific Industries, Inc.
Analysis of Third Quarter Fiscal 2018 Results
(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
(Dollars and shares in thousands)	Dec 30, 2017	Sep 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
Sales detail:
Printed Circuit Board	$83,799	$43,541	$15,987	$179,658	$60,432
Component Test	7,473	7,677	5,407	23,331	14,999
Semiconductor	12,351	12,028	6,690	31,116	21,521
Industrial Machining	7,217	7,721	5,695	20,386	14,153
Net Sales	$110,840	$70,967	$33,779	$254,491	$111,105

As % of Net Sales
GAAP
Gross profit	48.0%	37.4%	33.9%	41.7%	38.9%
Selling, general and administrative expense	10%	16%	39%	14%	35%
Research, development and engineering expense	7%	12%	23%	10%	21%
Total operating expenses	18%	31%	64%	26%	57%
Operating income (loss)	30%	6%	(30%)	16%	(18%)
Non-GAAP
Gross profit	48.9%	46.4%	34.5%	47.6%	40.7%
Net operating expenses	17%	26%	57%	23%	51%
Operating income (loss)	32%	20%	(23%)	25%	(11%)

GAAP - Effective tax rate %	0.2%	(1.0%)	3.2%	1.0%	(0.1%)
Weighted average shares outstanding
Basic	34,224	33,861	32,919	33,839	32,379
Diluted GAAP	36,010	34,874	32,919	35,562	32,379
Diluted Non-GAAP	36,010	34,874	32,919	35,562	32,379
End of period employees	595	594	716	595	716

Reconciliation of Cash and Investments
		Dec 30, 2017	Sep 30, 2017	Apr 1, 2017	Dec 31, 2016
Cash		33,565	29,998	29,302	30,325
Cash equivalents		28,686	17,975	27,340	14,566
Restricted cash		1,087	1,098	1,090	—
Cash, cash equivalents, and restricted cash at end of period		63,338	49,071	57,732	44,891
Short-term investments		36,824	32,802	5,743	6,301
Cash, restricted cash and current investments		100,162	81,873	63,475	51,192

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ESI Announces Third Quarter Fiscal 2018 Results

Electro Scientific Industries, Inc.
Third Quarter Fiscal 2018 Results
Reconciliation of GAAP to Non-GAAP Financial Measures:
(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
(In thousands, except per share data)	Dec 30, 2017	Sep 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
Gross profit per GAAP	$53,156	$26,532	$11,448	$106,108	$43,236
Purchase accounting	242	242	229	735	686
Equity compensation	64	77	142	208	398
Charges for other asset and inventory impairment	—	6,083	(170)	13,277	946
Charges from VAT audit	777	—	—	777	—
Non-GAAP gross profit	$54,239	$32,934	$11,649	$121,105	$45,266

Operating expenses per GAAP	$19,911	$22,084	$21,500	$64,948	$62,862
Purchase accounting	(116)	(117)	(210)	(452)	(663)
Equity compensation	(649)	(1,253)	(1,674)	(3,113)	(4,227)
Impairment of assets	—	—	54	—	(46)
Acquisition and integration costs	—	—	(31)	—	(366)
Restructuring costs	(706)	(2,162)	(321)	(4,079)	(372)
Non-GAAP operating expenses	$18,440	$18,552	$19,318	$57,304	$57,188

Operating income (loss) per GAAP	$33,245	$4,448	$(10,052)	$41,160	$(19,626)
Non-GAAP adjustments to gross profit	1,083	6,402	201	14,997	2,030
Non-GAAP adjustments to operating expenses	1,471	3,532	2,182	7,644	5,674
Non-GAAP operating income (loss)	$35,799	$14,382	$(7,669)	$63,801	$(11,922)

Non-operating income (expense), net per GAAP	$789	$(229)	$34	$376	$162
Gain on asset sale net of other non-operating expenses	(687)	—	—	(687)	—
Acquisition-related adjustments	—	—	—	—	(190)
Non-GAAP non-operating income (expense)	$102	$(229)	$34	$(311)	$(28)
Non-GAAP income (loss) before income taxes	$35,901	$14,153	$(7,635)	$63,490	$(11,950)

Net income (loss) per GAAP	$33,973	$4,260	$(9,693)	$41,135	$(19,486)
Non-GAAP adjustments to gross profit	1,083	6,402	201	14,997	2,030
Non-GAAP adjustments to operating expenses	1,471	3,532	2,182	7,644	5,674
Non-GAAP adjustments to non-operating expense	(687)	—	—	(687)	(190)
Income tax effect of other non-GAAP adjustments	(235)	(483)	(248)	(742)	(284)
Non-GAAP net income (loss)	$35,605	$13,711	$(7,558)	$62,347	$(12,256)
Basic Non-GAAP net income (loss) per share	$1.04	$0.40	$(0.23)	$1.84	$(0.38)
Diluted Non-GAAP net income (loss) per share	$0.99	$0.39	$(0.23)	$1.75	$(0.38)

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ESI Announces Third Quarter Fiscal 2018 Results

Electro Scientific Industries, Inc.
Third Quarter Fiscal 2018 Results
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Fiscal quarter ended			Three fiscal quarters ended
(In thousands)	Dec 30, 2017	Sep 30, 2017	Dec 31, 2016	Dec 30, 2017	Dec 31, 2016
Net income (loss)	$33,973	$4,260	$(9,693)	$41,135	$(19,486)
Non-cash adjustments and changes in operating activities	(18,872)	14,005	6,017	(338)	19,787
Net cash provided by (used in) operating activities	15,101	18,265	(3,676)	40,797	301
Net cash (used in) provided by investing activities	(2,974)	(28,597)	(3,687)	(36,360)	2,817
Net cash provided by (used in) financing activities	1,838	(725)	381	607	242
Effect of exchange rate changes on cash	302	125	(812)	562	(882)
NET CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	14,267	(10,932)	(7,794)	5,606	2,478
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	49,071	60,003	52,685	57,732	42,413
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$63,338	$49,071	$44,891	$63,338	$44,891

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com

ESI Announces Third Quarter Fiscal 2018 Results

Reconciliation of GAAP to Non-GAAP Financial Measures - Projected	Fiscal quarter ending March 31, 2018

Non-GAAP earnings per diluted share	0.75 - 0.95
Purchase accounting	(0.01)
Equity compensation	(0.04)
Other items	(0.05)
GAAP earnings per diluted share	0.65 - 0.85

13900 NW Science Park Drive | Portland, Oregon 97229 | 503.641.4141 | www.esi.com